UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): May 11, 2004

                      Fortune Diversified Industries, Inc.
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               (Exact name of registrant as specified in charter)


             Delaware                 0-19049            74-2504501
   -----------------------------   --------------   --------------------
   (State or other jurisdiction     (Commission        (IRS Employer
         of incorporation)          File Number)     Identification No.)



     6402 Corporate Drive, Indianapolis, Indiana              46278
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      (Address of principal executive offices)            (Zip Code)

   Registrant's telephone number, including area code: (317) 532-1374


                6809 Corporate Drive, Indianapolis, Indiana 46278
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          (Former name or former address, if changed since last report)

Fortune Diversified Industries, Inc.
SEC Form 8-K

Item 5.  Other Events and Regulation FD Disclosure.


         On May 11, 2004 Registrant completed its acquisition of Innovative Telecommunications Consultants, Inc. ("ITC"),pursuant to a Stock Purchase Agreement executed on May 11, 2004 by and among Fortune Diversified Industries, Inc., Carter Fortune, Steve Loeffler, and Clay Melnyk that is attached hereto. ITC is a technical services company based in Ashland, Virginia. ITC provides turnkey solutions for wireless equipment manufacturers and wireless service providers designed specifically to customer specifications.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits:

         2.1      Stock Purchase Agreement, executed May 11, 2004
         99.1     Press Release, dated May 12, 2004


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Fortune Diversified Industries, Inc.

                                            By: /s/ Amy Gallo
                                                --------------------------
                                                Amy Gallo
                                                Chief Financial Officer

Date:    May 25, 2004



                                  EXHIBIT INDEX

EXHIBIT Number                            Description

Exhibit 2.1 STOCK PURCHASE AGREEMENT entered into the 11th day of May, 2004 by and between Registrant, Carter Fortune, Steve Loeffler and Clay Melnyk.

Exhibit 99.1 PRESS RELEASE dated the 12th of May, 2004, describing Registrant's acquisition of ITC.

                                       2